EXHIBIT (10)(iii)19











                                 TRUST AGREEMENT

                                 by and between

                       Central Gas & Electric Corporation

                                       and

                               ING National Trust

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            Central Gas & Electric Corporation Savings Incentive Plan
                                 TRUST AGREEMENT

THIS TRUST AGREEMENT, effective as of the 1st day of October, 2001 between Central Gas & Electric Corporation (the "Company") in its corporate capacity and as the Plan Sponsor of the Central Gas & Electric Corporation Savings Incentive Plan (the "Plan"), SIP Committee, as the named fiduciary of the Plan (the "Named Fiduciary") and ING National Trust (the "Trustee").

                                   WITNESSETH:

       WHEREAS, the Company has adopted the Plan which is intended to meet the requirements of the Employee Retirement Income Security Act, as amended ("ERISA"), and Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), for the benefit of the employees therein described; and

       WHEREAS, the Company has established or desires to establish a trust constituting a part of the Plan, pursuant to which assets are held to provide for the funding of and payment of benefits under the Plan; and

       WHEREAS, the Named Fiduciary is the `Administrator" of the Plan, which has been allocated to power to administer the Plan ("Named Fiduciary")

       WHEREAS, the Named Fiduciary has determined that all Plan Participants be permitted to direct the investment of their individual account balances by means of an investment program offered by Aetna Life Insurance and Annuity Company ("ALIAC"), and in connection therewith, has appointed Trustee as a recordkeeper to the Plan under a separate plan services agreement and Aetna Investment Services, Inc. (the "Broker") to provide brokerage services to the Plan; and

       WHEREAS, the Named Fiduciary wishes to appoint the Trustee as a trustee to the Plan in accordance with the terms and conditions of this Agreement;

       WHEREAS, the Plan and the Trust Agreement for the Plan are set forth in an Agreement ("Agreement") entered into on September 20, 1995, between the Company and Mellon Bank, N.A., as Trustee ("Mellon") which was thereafter amended by instrument effective January 1, 2001 (as amended the "Plan"), pursuant to which Plan a Trust Fund was established for the benefit of the Plan; and

       WHEREAS, the Company has appointed ING National Trust, as successor trustee to Mellon; and

       WHEREAS, the Trustee and the Company proposed to enter into a separate Trust Agreement for the Trust Fund;

       WHEREAS, the Plan is being contemporaneously amended by the Company to reflect said separate Trust Agreement;

       NOW, THEREFORE, the Company, the Named Fiduciary, and the Trustee, each intending to be legally bound, agree as follows:

                SECTION 1 - ESTABLISHMENT AND OPERATION OF TRUST

       1.1 APPOINTMENT AND ACCEPTANCE OF TRUSTEE. The Company has appointed the Trustee as successor Trustee of the Trust fund heretofore established for the Plan, as such fund now exists and shall exist from time to time (`Fund"). The Fund shall be held by the Trustee in trust and dealt with in accordance with the provisions of this Agreement. The Fund shall not

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include any  interest in any direct or indirect  investments  in real  property, leaseholds, mineral interests or participations in a real estate investment trust or corporation organized under Section 501(c) or 501(c)(25) of the Code. The Trustee shall have no responsibility for any property until it is received and accepted by the Trustee, or for any property of the Plan not delivered to the Trustee and accepted by the Trustee to be a part of the Fund. The Trustee hereby accepts its appointment, acknowledges that it assumes the duties established by this Agreement, and agrees to be bound by the terms contained herein.

       1.2 TRUSTEE RESPONSIBILITIES. The Trustee shall receive and hold the assets of the Fund on behalf of Plan participants and beneficiaries in accordance with the terms of this Agreement. The duties of the Trustee hereunder are as a directed trustee and the Trustee shall act solely in accordance with the instructions of the Named Fiduciary or Authorized Parties in accordance with Sections 2.2 and 2.3 of this Agreement ("Authorized Instructions"). Nothing in this Agreement is intended to give the Trustee any discretionary responsibility, authority or control with respect to the management or administration of the Plan or the management of the assets of the Plan. Further, the Trustee is not a party to the Plan and has no duties or responsibilities other than those that may be expressly contained in this Agreement and ERISA. In any case in which a provision of this Agreement conflicts with any provision in the Plan, this Agreement shall control.

       1.3 EXCLUSIVE BENEFIT. Except as may be permitted by law, by the terms of the Plan, or by this Agreement, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Plan shall any part of the Fund be used for or diverted to any purpose other than for the exclusive benefit of the participants and their beneficiaries. The assets of the Fund shall be held for the exclusive purposes of providing benefits to participants of the Plan and their beneficiaries and defraying the reasonable expenses of administering the Plan and the Trust.

       1.4 STANDARD OF CARE. The Trustee shall discharge its duties under this Agreement with the care and skill required under ERISA. The Trustee shall not be liable for any acts or omissions of another person other than the negligent acts or omissions of its own employees and agents. The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties.

       1.5 CONTRIBUTIONS. The Trustee shall receive contributions or other amounts for deposit to the Plan that are delivered to the Trustee or its designated agent for deposit to or for the benefit of the Plan. In accordance with Authorized Instructions, the Trustee shall transmit contributions received to the Broker for the purpose of settling the Plan's investment transactions. The Company shall have sole duty and responsibility for the determination of the accuracy or sufficiency of the contributions to be made under the Plan and for the transmittal of contributions or other amounts to the Plan. The Trustee shall have no duty or responsibility (a) to determine the amounts to be contributed to or transferred to the Plan or on behalf of the participants of the Plan, (b) to collect any contributions or transfers to the Plan or to enforce the

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collection of any such  contributions  or transfers,  or (c) for the adequacy of amounts deposited to the Fund to meet and discharge any of the Plan's liabilities.

       1.6 RETURN OF CONTRIBUTIONS. Notwithstanding any other provision of this Agreement (a) contributions made by the Company based upon mistake of fact may be returned to the Company within one year of such contribution, and (b) as all contributions to the Plan are conditioned upon their deductibility under the Code, if a deduction for such a contribution is disallowed, such contribution may be returned to the Company within one year of the disallowance of such deduction; provided that the return of contributions under this Section 1.6 may not violate any provision of the Plan. The Trustee shall return contributions under this Section 1.6 only in accordance with Authorized Instructions and the Trustee shall have no duty to determine whether the return of such contributions is permitted under this Section 1.6 and the Plan.

       1.7 DISTRIBUTIONS. The Trustee shall make distributions and disbursements from the Fund solely in accordance with Authorized Instructions. The Company agrees that the Trustee shall not have any responsibility or duty under this Agreement to see to the proper application of any payment, to determine the tax effect of any payment, or to determine whether a distribution or disbursement to any person paid in accordance with Authorized Instructions is appropriate under the terms of the Plan and applicable law.

       1.8 COMPLIANCE WITH LAW. The Trust is intended to comply with ERISA and to be tax-exempt under Section 501(a) of the Code. The Company represents that it has received a determination letter from the Internal Revenue Service indicating that the Plan meets the requirements of Section 401(a) of the Code. The Company and Named Fiduciary each agree to immediately notify the Trustee if the Plan ceases to be so qualified.

                             SECTION 2 - AUTHORITIES

       2.1 AUTHORITY TO EXECUTE AGREEMENT. The Company shall certify that they have the power and authority to enter into this Agreement on behalf of the Plan. The person(s) signing below as representatives of the Company warrant, as individuals, that he/she is an authorized representative of the Company, all signatures are genuine and the persons indicated are authorized to sign.

       2.2 AUTHORIZED PARTIES. The Company shall concurrently with the execution of this Agreement, furnish the Trustee with a written list of the names, signatures, and extent of authority of all persons authorized to direct the Trustee and otherwise act on behalf of the Company under the terms of this Agreement. Such persons designated by the Company to act on its behalf hereunder are "Authorized Parties". The Trustee shall be entitled to rely on and shall be fully protected in acting upon directions, instructions, and any information provided by an Authorized Party until notified in writing by the Company of a change of the identity or extent of authority of an Authorized Party.

       2.3 AUTHORIZED INSTRUCTIONS. All directions and instructions to the Trustee from an Authorized Party ("Authorized Instructions") shall be in writing, transmitted by mail (including

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electronic  mail) or by facsimile  The Trustee  shall be entitled to rely on and shall be fully protected in acting in accordance with all such directions and instructions which it reasonably believes to have been given by an Authorized Party and in failing to act in the absence thereof.


                          SECTION 3 - POWERS AND DUTIES

       3.1 GENERAL POWERS AND DUTIES OF TRUSTEE. In administering the Trust, the Trustee shall be specifically authorized to:

       (a) In accordance with Authorized Instructions, receive, hold and maintain custody of, and disburse Plan assets;

       (b) Hold securities or other Plan property in book entry form or through another agent or nominee, including without limitation in an omnibus account arrangement, provided that the Trustee's records clearly indicate that such securities or other property are held for the exclusive benefit of the Plan and its participants and beneficiaries;

       (c) Appoint domestic agents, sub-trustees, sub-custodians or depositories (including affiliates of the Trustee) as to part or all of the Fund, except that the indicia of ownership of any asset of the Fund shall not be held outside the jurisdiction of the District Courts of the United States unless in compliance with Section 404(b) of ERISA and regulations thereunder;

       (d) Collect income payable to and dividends or other distributions due to the Fund and sign on behalf of the Plan any declarations, affidavits, and certificates of ownership required to collect income and principal payments;

       (e) Collect proceeds from assets of the Fund that may mature or be called;

       (f) Until Authorized Instructions are received, hold the assets of the Fund uninvested, or invest the assets of the Fund in bank accounts of any bank, and the Trustee may retain any earnings on such deposits as part of its compensation for services hereunder;

       (g) Submit or cause to be submitted to the Named Fiduciary all information received by the Trustee regarding ownership rights pertaining to property held in the Fund;

       (h) Exercise all voting rights relating to employer stock or other securities held in the Fund as directed by the Named Fiduciary; provided that, with respect to shares of employer stock or other securities allocated to the accounts of Plan participants, unless otherwise directed by the Named Fiduciary in writing, the Trustee shall mail to each Plan participant who has shares of such employer stock or other security credited to his or her account a copy of the notice and all proxy solicitation materials together with a voting instruction form for return to the Trustee or its designee, and the Trustee shall vote the shares as directed by each participant and shall not vote

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shares for which it has not received  instructions from a participant Unless the
Named Fiduciary instructs the Trustee to vote shares not voted by participants, the Trustee shall not be liable and shall be held harmless for not voting such shares.

       (i) Commence or defend suits or legal proceedings and represent the Fund in all suits or legal proceedings in any court or before any other body or tribunal as the Trustee shall deem necessary to protect the Fund provided, however, that the Trustee shall not be obligated to do so unless it has been indemnified by the Company and the Plan against all expenses and liabilities sustained in connection with such action;

       (j) Employ suitable agents and legal counsel, who may be counsel for the Company, and, as part of its reimbursable expenses under this Agreement, pay their reasonable compensation and expenses. The Trustee shall be entitled to rely on and may act upon advice of counsel on all matters, and, if the use of such counsel is authorized by the Named Fiduciary, the Trustee shall be without liability for any action reasonably taken or omitted pursuant to such advice;

       (k) Make, execute and deliver any and all documents, agreements or other instruments in writing as is necessary or desirable for the accomplishment of any of the powers and duties in this Agreement; and

       (l) Generally take any action, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the fulfillment of its duties hereunder.

                       SECTION 4 - INVESTMENT OF THE FUND

       4.1 INVESTMENT OF THE FUND. The assets of the Fund shall be invested and reinvested among the investments selected by the Named Fiduciary. The Named Fiduciary shall have sole responsibility for the investment and reinvestment of the assets of the Fund, except to the extent that the Plan permits participants to instruct the Named Fiduciary with respect to the investment of their individual accounts among investment options selected by the Named Fiduciary for the Plan. The Trustee shall have no duty or responsibility for (a) selecting or providing advice with respect to the selection of any investment options offered under the Plan, (b) determining or reviewing any securities or other property purchased for or held by the Plan, or (c) providing advice with respect to the purchase, retention, redemption, or sale of any securities or other property for the Plan. In the event the Named Fiduciary has selected particular investment options offered by ALIAC into which Plan assets previously invested with another investment provider are to be placed (a procedure known as "mapping"), the Trustee shall bear no duty or responsibility for determining the suitability of the ALIAC investment offerings selected for this purpose.

       4.2 INVESTMENT TRANSACTIONS. Under the plan services agreement, the Trustee receives instructions from the Named Fiduciary or, if the Plan so provides, from the Plan participants, and sends plan-level trade instructions to the Broker. All investment transactions for the Fund shall be effected by the Broker and the Trustee's sole responsibility therefore shall be to, solely in accordance with Authorized Instructions, (a) timely transmit trade instructions and funds to the Broker for purposes of settling the Plan's investment transactions, (b) receive and hold title to

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securities  purchased on the Plan's behalf, (c) cooperate with the Broker in the transfer of securities or other property of the Plan in connection with the redemption or sale of securities or other property, and (d) collect from the Broker proceeds received upon such redemptions or sales.

       4.3 APPOINTMENT OF BROKER. The Company hereby directs the Trustee to appoint Broker to effect investment transactions on the Plan's behalf.

                     SECTION 5 - REPORTING AND RECORDKEEPING

       5.1 RECORDS AND REPORTS. The Trustee shall keep accurate records of all amounts received to and disbursed from the Fund and the investments and other transactions of the Fund for at least six years following the date of such transaction. The Trustee shall provide a report of the assets of the Fund to the Named Fiduciary from time to time, but at least annually. The Trustee may rely on the fair market value of the property of the Fund as reported by the recordkeeper and the Trustee shall be fully protected in relying on such values.

       5.2 REVIEW OF REPORTS. If, within ninety (90) days after the Trustee mails to the Named Fiduciary a statement with respect to the Fund, the Named Fiduciary has not given the Trustee written notice of any exception or objection thereto, the statement shall be deemed to have been approved, and in such case, to the extent permitted by ERISA, the Trustee shall not be liable for any matters in such statements. The Named Fiduciary or its agent, upon giving prior written notice to Trustee, shall have the right at its own expense to inspect the Trustee's books and records directly relating to the Fund during normal business hours. The Trustee shall be reimbursed its actual costs for making such books and records available for inspection.

       5.3 NON-FUND ASSETS. The duties of the Trustee shall be limited to the assets held in the Fund, and the Trustee shall have no duties with respect to assets held by any other person including, without limitation, any other trustee for the Plan. The Company hereby agrees that the Trustee shall not serve as, and shall not be deemed to be, a co-trustee under the circumstances, and shall have no co-fiduciary liability for any other person or trustee.

           SECTION 6 - COMPENSATION, EXPENSES, TAXES, INDEMNIFICATION

       6.1 COMPENSATION AND EXPENSES. The Trustee shall be entitled to compensation for services under this Agreement as set forth in Exhibit A. The Company acknowledges that the Trustee may increase the amount of compensation on an annual basis with sixty (60) days' prior written notice to the Company. The Trustee shall also be entitled to receive as part of its compensation any amounts earned under Section 3.1(f) and to reimbursement for expenses incurred by it in the discharge of its duties under this Agreement in accordance with
Section 3.1. The Trustee is authorized to charge and collect from the Fund any and all such fees and expenses, unless the Company objects within 30 days of receiving notice of the Trustee's intent to collect its fees and expenses from the Fund.

       6.2 TAX OBLIGATIONS. To the extent an Authorized Party has provided necessary information to the Trustee, the Trustee may use reasonable efforts to assist such Authorized

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Party to notify  the  Company or the Named  Fiduciary  (as  appropriate)  of any responsibility for payment of taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties and other related expenses of the Fund ("Tax Obligations"). Notwithstanding the foregoing, the Trustee shall have no responsibility or liability for any Tax Obligations now or hereafter imposed on the Company or the Fund by any taxing authorities, domestic or foreign, except as provided by applicable law. To the extent the Trustee is responsible under any applicable law for payment of any Tax Obligation on behalf of the Fund or the Trust, the Named Fiduciary shall cause the appropriate Authorized Party to inform the Trustee of all Tax Obligations,
shall  direct  the  Trustee  with  respect  to  the   performance  of  such  Tax
Obligations, and shall provide the Trustee with all information required by the Trustee to meet such Tax Obligations.

       6.3 INDEMNIFICATION. The Company, and to the extent permitted by ERISA, the Plan, shall indemnify and hold harmless the Trustee from all claims, liabilities, losses, damages and expenses, including reasonable attorney's fees and expenses (including Tax Obligations) incurred by the Trustee in connection with this Agreement, except as a result of the Trustee's own negligence or willful misconduct. This indemnification shall survive the termination of this Agreement.

       6.4 FORCE MAJEURE. The Trustee shall not be responsible or liable for any losses to the Fund resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Fund's property; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Trustee or its agents. This Section shall survive the termination of this Agreement.


            SECTION 7 - AMENDMENT, TERMINATION, RESIGNATION, REMOVAL

       7.1 AMENDMENT. This Agreement may be amended only by written agreement signed by the parties hereto.

       7.2 REMOVAL OR RESIGNATION OF TRUSTEE. The Trustee may be removed with respect to all or part of the Fund upon receipt of sixty (60) days' written notice from the Named Fiduciary. The Trustee may resign as Trustee hereunder upon sixty (60) days' written notice delivered to the Named Fiduciary. In the event of such removal or resignation, the successor trustee will be appointed by the Named Fiduciary, and the retiring Trustee shall transfer the Fund, less such amounts as may be reasonable and necessary to cover its compensation and direct expenses including but not limited to, a pro-rata share of the fees described in
Section 6.1. In the event the Company fails to appoint a successor trustee within sixty (60) days of receipt of written notice of resignation, the Trustee reserves the right to seek the appointment of a successor trustee from a court of competent jurisdiction. The Company shall indemnify the Trustee from any costs incurred by the Trustee in seeking such appointment. The Trustee shall have no duties, responsibilities or liability with respect to the acts or omissions of any successor trustee.

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       7.3    MERGER OR  CONSOLIDATION  OF  TRUSTEE.  Any entity  into which the
Trustee may be merged or with which it may be consolidated, or any entity resulting from any merger or consolidation to which the Trustee is a party, or any entity succeeding to the trust business of the Trustee, shall become the successor of the Trustee hereunder, without the execution or filing of any instrument or the performance of any further act on the part of the parties hereto.

       7.4 PLAN TERMINATION. Upon termination of the Plan, the Trustee shall distribute all assets then constituting the Fund, less any fees and expenses payable from the Fund, pursuant to the instructions of the Named Fiduciary. The Trustee shall be entitled to assume that such distributions are in full compliance with and not in violation of the terms of the Plan or any applicable law.

       7.5 PROPERTY NOT TRANSFERRED. The Trustee reserves the right to retain such property as is not suitable for distribution or transfer at the time of the termination of the Plan or this Agreement and shall hold such property for the benefit of those persons or other entities entitled to such property until such time as the Trustee is able to make distribution. The Company shall indemnify the Trustee from any costs incurred by the Trustee for retaining the property until it can be distributed. Upon the appointment and acceptance of a successor trustee, the Trustee's sole duties shall be those of a custodian with respect to the property not transferred.

                        SECTION 8 - ADDITIONAL PROVISIONS

       8.1 ASSIGNMENT OR ALIENATION. Except as may be provided by law, the Fund shall not be subject to any form of attachment, garnishment, sequestration or other actions of collection afforded creditors of the Company, participants or beneficiaries under the Plan. The Trustee shall not recognize any assignment or alienation of benefits unless an Authorized Instruction is received.

       8.2 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut, to the extent not preempted by Federal law.

       8.3 NECESSARY PARTIES. The Trustee reserves the right to seek a judicial or administrative determination as to its proper course of action under this Agreement. Nothing contained herein will be construed or interpreted to deny the Trustee, the Named Fiduciary, or the Company the right to have the Trustee's account judicially determined. To the extent permitted by law, only the Trustee, the Named Fiduciary and the Company shall be necessary parties in any application to the courts for an interpretation of this Agreement or for an accounting by the Trustee, and no participant under the Plan or other person having an interest in the Fund shall be entitled to any notice or service of process. Any final judgment entered in such an action or proceeding shall, to the extent permitted by law, be conclusive upon all persons. The Company shall indemnify the Trustee for any costs incurred by the Trustee in seeking such judgment.

       8.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be sufficient if delivered by hand or if sent by telefax or mail (including electronic mail), postage prepaid, addressed:

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       (a)    If to the Trustee:

              Catherine M. Krokus
              President
              ING National Trust
              151 Farmington Ave., TNA1
              Hartford, Connecticut 06156

       (b)    If to the Company:

              Central Gas & Electric Corporation
              284 Soutrh Avenue
              Poughkeepsie, NY  12601-4879


The parties may by like notice, designate any future or different address to which subsequent notices shall be sent. Any notice shall be deemed given when received.

       8.5 NO THIRD PARTY BENEFICIARIES. The provisions of this Agreement are intended to benefit only the parties hereto, their respective successors and assigns, and participants and their beneficiaries under the Plan. There are no other third party beneficiaries.

       8.6 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument and may be sufficiently evidenced by one counterpart.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the effective date set forth above.

CENTRAL GAS & ELECTRIC CORPORATION             ING NATIONAL TRUST

By:  ___________________________               By:  ____________________________

Name: _________________________                Name: ___________________________

Title: __________________________              Title: __________________________


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                                    EXHIBIT A

                                      FEES

In consideration for services rendered according to the terms of this Agreement, the Trustee shall be paid according to the following fee schedule:

For Initial calendar year plan is with ING National Trust:                  $500

For calendar years after initial year of effective date
  with ING National Trust:                                                  $500

In the event the annual payment is not received by the Trustee as of December 15th of a calendar year, the Trustee shall notify the Company. The Company shall, on behalf of the Plan, immediately forward to the Trustee the difference between the amount due and the amount the Trustee received.


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